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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                                AUGUST 10, 1998
                       (Date of earliest event reported)


                            NOBEL INSURANCE LIMITED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       ISLANDS OF BERMUDA                 0-10071                        98-0076395
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (IRS EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

                        SUITE 409 INTERNATIONAL CENTRE
                              26 BERMUDIANA ROAD
                              HAMILTON, BERMUDA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 441-292-7104
              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 18, 1998, the shareholders of Nobel Insurance Limited ("the Company") approved the sale of its United States assets to a wholly owned subsidiary of RenaissanceRe Holdings, Ltd. ("RenaissanceRe") and approved the adoption of the Plan of Liquidation of Nobel Insurance Limited. On July 10, 1998 the shareholders appointed Malcolm Butterfield of the Bermuda office of KPMG Peat Marwick, Chartered Accountants as liquidator to oversee the liquidation of the Company under the Bermuda Companies Act. As a result of this appointment and the possible conflict of interest that it presents, KPMG Peat Marwick resigned as the company's certifying accountant on August 10, 1998.

The accountant's reports on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 1997 and 1996 were unqualified. There were no disagreements between the Company and KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.





                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NOBEL INSURANCE LIMITED



Dated: August 17, 1998


                                            By: /s/ Jeffry K. Amsbaugh

                                            Name: Jeffry K. Amsbaugh

                                            Title: Chief Executive Officer